UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2013

TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

Tempur-Pedic International Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

    On May 22, 2013, the stockholders of Tempur-Pedic International Inc. approved an amendment to the company's Amended and Restated Certificate of Incorporation to change the company's name to Tempur Sealy International, Inc. (the Company).   In conjunction with the approval of the name change, the Company’s Board of Directors amended the Company’s By-Laws to reflect the name change.  No other changes were made to the By-Laws.

    The amendments to the Certificate of Incorporation and By-Laws are effective as of May 22, 2013.  The Certificate of Amendment to the Amended and Restated Certificate of Incorporation  and the Fifth Amended and Restated By-Laws and are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein in their entirety by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company's annual meeting of stockholders was held on May 22, 2013.

(b)	The name of each director elected at the meeting and a brief description of each other matter voted upon at the meeting is set forth in (c) below.

(c)	The stockholders elected all of the Company’s nominees for directors; ratified the appointment of Ernst and Young as the Company’s independent auditor for the year ending December 31, 2013; approved the adoption of the 2013 Equity Plan, approved Company’s name change to Tempur Sealy International, Inc. and approved, on an advisory basis, the Compensation of Named Executive Officers. The tabulation of votes for each proposal is as follows:

1) Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Evelyn S. Dilsaver	52,068,176	368,016	102,598	3,793,699
Frank Doyle	52,064,391	371,847	102,552	3,793,699
John Heil	52,338,394	98,095	102,301	3,793,699
Peter K. Hoffman	52,072,735	363,834	102,221	3,793,699
Sir Paul Judge	52,061,576	374,632	102,582	3,793,699
Nancy F. Koehn	52,399,072	37,647	102,071	3,793,699
Christopher A. Masto	52,398,145	37,918	102,727	3,793,699
P. Andrews McLane	52,400,754	35,483	102,553	3,793,699
Mark Sarvary	52,397,762	38,527	102,501	3,793,699
Robert B. Trussell, Jr.	52,391,404	44,814	102,572	3,793,699

2) Ratification of Independent Auditors:

For	Against	Abstain	Broker Non-Votes
55,115,731	1,114,560	102,198	N/A

3) Approval of Adoption of the 2013 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
44,485,053	7,937,647	116,090	3,793,699

4) Approval of the Amendment of Change the Comapny's name to Tempur Sealy International, Inc:

For	Against	Abstain	Broker Non-Votes
56,124,888	86,674	120,927	N/A

5) Advisory Vote to Approve the Compensation of Name Executive Officers as described in our proxy statement:

For	Against	Abstain	Broker Non-Votes
51,988,607	410,469	139,714	3,793,699

(d)	As reported in a prior Current Report on Form 8-K, more than a majority of shares voting at the 2011 annual meeting voted, on a non-binding advisory basis, in favor of an annual frequency for future Say-on-Pay Votes. The Company currently intends, in light of that vote, to hold future Say-on-Pay votes annually, until the next required vote on the frequency of Say-on-Pay votes under the rules of the Securities and Exchange Commission, which will be the 2017 annual meeting of stockholders.

Item 8.01	Other Events

    On May 23, the Company announced that the proposal to change its name to "Tempur Sealy International, Inc." was approved by stockholders at the Company’s Annual Meeting of Stockholders.

    A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description
3.1	Certificate of Amendment
3.2	Fifth Amended and Restated By-Laws
99.1	Press Release dated May 23, 2013 titled "Tempur-Pedic Announces Name Change to Tempur Sealy International, Inc."

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempur Sealy International, Inc.

Date: May 23, 2013	By:	/s/ DALE E. WILLIAMS
Name: Dale E. Williams
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Certificate of Amendment
3.2	Fifth Amended and Restated By-Laws
99.1	Press Release dated May 23, 2013 titled "Tempur-Pedic Announces Name Change to Tempur Sealy International, Inc."